                                                                   EXHIBIT 10.13

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                                                The asterisked portions of this
                                                document have been omitted and
                                                are filed separately with the
                                                Securities and Exchange
                                                Commission

                                     [LETTERHEAD OF HUGHES COMMUNICATIONS, INC.]


REDACTED


29 November 1995

In reply, refer to:
FDS-951128-001

Hughes Space & Communications Company
Post Office Box 92919, Airport Station
Building S24 - Mail Station D435
Los Angeles, CA 90009
Attention: Shelley B. Bay

Ref:  1.  Hughes Communications Galaxy, Inc. Letter Authorization KCR-950901-001
          dated 1 September 1995
      2. Hughes Space and Communications Company Proposal Letter dated 2 October 1995

Re: Galaxy-X and XI Spacecraft Letter Authorization

Dear Ms. Bay,

1.   A.   Hughes Communications Galaxy, Inc. ("HCG") hereby amends Reference 1 letter authorization by providing full authorization in the amount of ***** (FFP) to Hughes Space and Communications Company ("HSC") to proceed with the Galaxy X ("GX") Spacecraft in accordance with HSC's proposal (Ref. 2).

     B. Additionally, this letter authorization provides a **** advance for the Galaxy XI ("GXI") Spacecraft to proceed in accordance with HSC's proposal (Ref. 2).

2. In the near term, please provide appropriate efforts to support a Galaxy X Spacecraft available for a launch date of April-May 1998. Such efforts should include the following:

     A.   Develop and submit a program payment schedule.

     B. Develop and submit a Fixed Price Proposal for Galaxy XI by 15 December 1995.

     C. Continue to work with HCG to finalize baseline payload specification, allowing for payload design and early definition of requirements ("EDOR") to be completed by 15 December 1995. The baseline payload specifications shall be consistent with the following:

          C-band: 30 for 24 redundancy utilizing SSPAs to achieve EIRP of 38 to 41 dBW (for GX and GXI).

          Ku-band: 30 for 24 redundancy utilizing TWTAs to achieve EIRP of 47 to 51 dBW CONUS (for GX and GXI) and greater than (>) 46 dBW Alaska (for GX only).

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                                                The asterisked portions of this
                                                document have been omitted and
                                                are filed separately with the
                                                Securities and Exchange
                                                Commission


REDACTED

29 November 1995
Page Two


     D. Support HCG selection of candidate additional payload option(s) through 29 February 1996. Total payload power demand shall be limited to twelve thousand (12,000) watts for the HS-702 Spacecraft. The payload option, if any, shall be selected by HCG no later than 29 February 1996 for Galaxy X and by 1 October 1996 for Galaxy XI.

     E. Any resultant Acquisition Agreement shall include both Galaxy X and Galaxy XI Spacecraft. However, if the Galaxy X contractual documents are ready for signature prior to the Galaxy XI, then the parties will sign the Galaxy X contract and add Galaxy XI as a contract amendment.

The following Articles shall apply to this Letter Authorization:

3(A).  Letter Authorization Funding for Galaxy X:
-------------------------------------------------

Consistent with the referenced proposal, HCG will pay in accordance with the schedule listed below. The final payment plan will be provided by 15 December 1995.

     October 1995   ************
     November 1995  ************
     December 1995  ************

3(B).  Letter Authorization Funding for Galaxy XI:
--------------------------------------------------

An advance of ******** is hereby authorized.

4.    Letter Authorization Amendment:
-------------------------------------

This Letter Authorization amends the referenced Letter Authorization (Ref. 1).

5.    Terms and Conditions:
---------------------------

This Letter Authorization is subject to the terms and conditions agreed to under the Galaxy IX Spacecraft Acquisition Agreement (excluding liquidated damages) and Attachment A hereto, until such other terms and conditions are negotiated and accepted between the parties.

Because the HS-702 design is solely dependent on the new 25 cm XIPS for post LAM transfer orbit and on-station operations, a fallback design alternative, which preserves HCG's Galaxy X delivery requirement, must be included in any resultant contract. In addition, any resultant Contract should provide scheduling flexibility for the Galaxy XI Spacecraft, as it is intended to be a spare for the Galaxy X Spacecraft.

29 November 1995
Page Three


Please indicate HSC's acceptance of this Letter Authorization by providing a countersignature below. If you have any questions regarding this Letter Authorization, please feel free to contact me immediately. Thank you for your continued assistance in this new venture.

Sincerely,

/s/ W.J. Kollar
W.J. Kollar
Manager, Contracts

                                       Hughes Space & Communications Company
                                       ----------------------------------------

                                       Accepted the 18, day of December 1995


                                       By: /s/ Shelley Bay
                                           ------------------------------------
                                       Name: Shelley Bay
                                            -----------------------------------
                                       Title: Contracts Manager
                                             ----------------------------------
                                             HCI Programs
FDS/shs


cc:  C. Brown
     J. Farrell
     P. Mc Lellan
     H. Mc Donnell
     K. McGrath
     F. Siskel
     S. Tollefsen